ETF2 P3 10/19

SUPPLEMENT DATED OCTOBER 1, 2019

TO THE PROSPECTUS DATED August 1, 2019

OF

FRANKLIN LIBERTY INVESTMENT GRADE CORPORATE ETF

(a series of Franklin Templeton ETF Trust)

Effective October 15, 2019, the Prospectus is amended as follows:

I.      The “Fund Summaries—Sub-Advisor” section on page 17 of the Prospectus is replaced with the following:

Sub-Advisors

Franklin Templeton Institutional, LLC (FT Institutional) and Franklin Templeton Portfolio Advisors, Inc. (FT Portfolio Advisors). For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisors.

II.      The “Fund Summaries—Portfolio Managers” section on page 17 of the Prospectus is replaced with the following:

Portfolio Managers

Marc Kremer, CFA

Portfolio Manager of FT Institutional and portfolio manager of the Fund since inception (2016).

Shawn Lyons, CFA

Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2016).

Thomas Runkel, CFA

Portfolio Manager of FT Portfolio Advisors and portfolio manager of the Fund since October 2019.

Pururav Thoutireddy, Ph.D.

Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

III.      The second paragraph under the “Fund Details—Management” section on page 66 of the Prospectus is replaced with the following:

With respect to Franklin Liberty Investment Grade Corporate ETF, under separate agreements with Advisers, Franklin Templeton Institutional, LLC (FT Institutional), 280 Park Avenue, New York, New York 10017, and Franklin Templeton Portfolio Advisors, Inc. (FT Portfolio Advisors), One Franklin Parkway, San Mateo, CA 94403, serve as the Fund’s sub-advisors. The sub-advisors provide Advisers with investment management advice (which may include research and analysis services).  FT Institutional and FT Portfolio Advisors are wholly owned subsidiaries of Resources. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisors.

IV.      The “Fund Details—Management—Franklin Liberty Investment Grade Corporate ETF” section on page 67 of the Prospectus is replaced with the following:

Franklin Liberty Investment Grade Corporate ETF

The Fund is managed by a team of dedicated professionals. The portfolio managers of the team are as follows:

Marc Kremer, CFA Portfolio Manager of FT Institutional

Mr. Kremer has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 2003.

Shawn Lyons, CFA Portfolio Manager of Advisers

Mr. Lyons has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1996.

Thomas Runkel, CFA Portfolio Manager of FT Portfolio Advisors

Mr. Runkel has been a portfolio manager of Fund since October 2019. He first joined Franklin Templeton in 1983 and rejoined again in 2006.

Pururav Thoutireddy, Ph.D. Portfolio Manager of Advisers

Dr. Thoutireddy has been a portfolio manager of Fund since October 2019. He joined Franklin Templeton in 2015. Prior to joining Franklin Templeton, Dr. Thoutireddy was Senior Financial Engineer with Calypso Technology Inc. and Moody Analytics.

Messrs. Kremer, Lyons, Runkel and Thoutireddy are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your Prospectus for future reference.

ETF2 SA3 10/19

 SUPPLEMENT DATED OCTOBER 1, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2019

OF

FRANKLIN LIBERTY INVESTMENT GRADE CORPORATE ETF

(a series of Franklin Templeton ETF Trust)

The Statement of Additional Information (“SAI”) is amended as follows:

I.        The second to last paragraph under the “Goals, Strategies and Risks—Glossary of Investments, Techniques, Strategies and Their Risks” section on page 5 of the SAI is replaced with the following:

For purposes of Franklin Liberty Investment Grade Corporate ETF’s investment policies, strategies and risks, the term “investment manager” includes the Fund’s sub-advisors.

II.     The following replaces the fourth paragraph under the “Management and Other Services—Investment manager and services provided” section on page 60 of the SAI:

The Fund, the investment manager, sub-advisors and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, the investment manager, sub-advisors and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

III.     The following replaces the last paragraph under the “Management and Other Services—Investment manager and services provided” section on page 61 of the SAI:

With respect to Franklin Liberty Investment Grade Corporate ETF, the Fund’s sub-advisors are FT Institutional, LLC (FT Institutional) and Franklin Templeton Portfolio Advisors, Inc. (FT Portfolio Advisors). Each sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice, research, and assistance. The sub-advisors’ activities are subject to the board’s review and control, as well as the investment manager’s instruction and supervision.

IV.      The last three paragraphs under the “Management and Other Services—Management fees” section on page 61 of the SAI are deleted.

Please keep this supplement with your SAI for future reference.